EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
The certification set forth below is being submitted in connection with the HSBC USA Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
I, Michael Roberts, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC USA Inc.
Date: October 30, 2023

/s/ MICHAEL ROBERTS
Michael Roberts
Chairman of the Board, President
and Chief Executive Officer
This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by HSBC USA Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
The signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to HSBC USA Inc. and will be retained by HSBC USA Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
The certification set forth below is being submitted in connection with the HSBC USA Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
I, Kavita Mahtani, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC USA Inc.
Date: October 30, 2023

/s/ KAVITA MAHTANI
Kavita Mahtani
Senior Executive Vice President and
Chief Financial Officer
This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by HSBC USA Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
The signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to HSBC USA Inc. and will be retained by HSBC USA Inc. and furnished to the Securities and Exchange Commission or its staff upon request.